Supplement dated January 28, 2016
to the Statement of Additional Information (the SAI), dated January 1, 2016, for the following fund:
Fund
Columbia Funds Series Trust II
Columbia Global Equity Value Fund
The information under the subsection "The Investment Manager and Subadvisers - Portfolio Managers" in the "Investment Management and Other Services" section of the SAI for the above mentioned Fund has been superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal period ending February 28/29
Global Equity Value Fund	Fred Copper(k)	4 RICs 1 PIV 7 Other accounts	$1.47 billion $132.79 million $50.11 million	None	None	(2)	(10)
	Melda Mergen(k)	1 RIC 13 Other accounts	$543.18 million $322.58 million	None	None
	Peter Santoro(k)	4 RICs 2 PIVs 76 Other accounts	$9.37 billion $920.68 million $1.54 billion	None	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(k)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of November 30, 2015.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP915_00_018_(01/16)